                                                                   EXHIBIT 4.1

                             IBS INTERACTIVE, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


    IB



      COMMON STOCK                                  CUSIP 44923E 10 1
PAR VALUE $.01 PER SHARE                    SEE REVERSE FOR CERTAIN DEFINITIONS

This Certifies that










is the record holder of


             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                          PAR VALUE $.01 PER SHARE, OF


IBS INTERACTIVE, INC. (the "Corporation"), a Delaware corporation.
    The shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, or by the holder's duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed.
    This certificate is not valid until countersigned and registered by the Corporation's Transfer Agent and Registrar.
    IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.


Dated:

Countersigned and Registered:
           CONTINENTAL STOCK TRANSFER & TRUST COMPANY (JERSEY CITY, NJ)
                                                  Transfer Agent and Registrar
By
                        Authorized Signature




       /s/ Brian Seidman               /s/ Nicholas R. Loglisci, Jr.
       SECRETARY                       PRESIDENT AND CHIEF OPERATING OFFICER


                             IBS INTERACTIVE, INC.
                                   CORPORATE
                                      SEAL
                                      1995
                                    DELAWARE

                             IBS INTERACTIVE, INC.

   THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST SHALL BE MADE TO THE CORPORATION AT ITS PRINCIPAL OFFICE.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common          UNIF GIFT MIN ACT - ...........Custodian..............
                                                              (Cust)                (Minor)
TEN ENT - as tenants by the entireties                      under Uniform Gifts to Minors
JT TEN  - as joint tenants with right                       Act...............................
          of survivorship and not as                                    (State)
          tenants in common
                                         UNIF TRF MIN ACT - ...........Custodian..............
                                                              (Cust)                (Minor)
                                                            Act...............................
                                                                        (State)

Additional abbreviations may also be used though not in the above list.

For value received, ___________________ hereby sell, assign and transfer unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE
    ----------------------------------------
    |                                      |
    ----------------------------------------


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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF
 ASSIGNEE)

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                                                                      Shares
---------------------------------------------------------------------
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                    Attorney
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to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated
      -------------------

                          -----------------------------------------------------
                          NOTICE: THE SIGNATURES TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAMES AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:


By
  -----------------------------------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO RULE 17Ad-15 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.